SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 21, 2001
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                         CYFIT WELLNESS SOLUTIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Nevada                        0-32117                  91-1985634
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)



  225 Oser Drive, Hauppague, New York                                   11788
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(Address of Principal Executive Offices)                              (Zip Code)



        Registrant's telephone number, including area code (631) 851-7000
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         SEA SHELL GALLERIES, INC., 2635 Meta Drive, San Jose, CA 95130
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On June 21, 2001, Sea Shell Galleries, Inc., a Nevada corporation (the "Registrant"), amended its Articles of Incorporation to change its name to Cyfit Wellness Solutions, Inc. The Registrant's OTCBB trading symbol was changed to CYFT.

Item 7.  Financial Statements, Pro Forma Information and Exhibits.

         (c) Exhibits

             3     Certificate of Amendment to Articles of Incorporation
             99    Press Release dated July 5, 2001.

Item 9.  Regulation FD Disclosure.

     Exhibit 99 hereto sets forth a press release issued by the Registrant to report the name change and additional information about the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CYFIT WELLNESS SOLUTIONS, INC.



                                       By: /s/ EUGENE FERNANDEZ, JR.
                                           ---------------------------
                                           Name: Eugene Fernandez, Jr.
                                           Title: President



Dated:  July 6, 2001